Exhibit 10.9

COLLATERAL ASSIGNMENT OF KEY AGREEMENTS

THIS COLLATERAL ASSIGNMENT OF KEY AGREEMENTS (this “Assignment”), is made as of December 4, 2015, by and among LAZARUS REFINING & MARKETING, LLC, a Delaware limited liability company (“Borrower”) and LAZARUS ENERGY LLC (“Lazarus Energy”; and together with Borrower each an “Assignor” and collectively “Assignors”), in favor of SOVEREIGN BANK (together with successors and assigns, “Assignee”).

RECITALS:

WHEREAS, pursuant to the terms of that certain Loan Agreement, dated as of even date herewith (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”), among Borrower, as borrower, Lender, and the other parties specified therein as “Guarantors”; capitalized terms not otherwise defined in this Assignment that are defined in the Loan Agreement shall have

WHEREAS, Borrower (and Lazarus Energy, with respect to the agreements described in clauses (b), (c) and (e) in this recital) has entered into or may hereafter enter into (a) the construction contract relating to the Storage Improvements described in the Construction Rider and any other construction contract between Borrower and the general contractor relating to the construction of the Storage Improvements (each, a “Construction Contract”), (b) the Ground Lease Agreement dated June 1, 2015, between Borrower and Lazarus Energy, as amended by the certain Amendment to Ground Lease dated November 16, 2015 (as so amended, the “Ground Lease”), (c) the Equipment Lease dated June 1, 2015, between Borrower and Lazarus Energy (the “Equipment Lease”), and (d) the Tolling Agreement dated October 1, 2015, between Borrower and Lazarus Energy, and (e) each lease, rental or other agreement between Borrower and any other Person relating to storage services provided by Borrower or in connection with Borrower’s assets, including from the Collateral constituting the Storage Improvements (as so amended, and as amended, supplemented, restated or otherwise modified from time to time, each a “Key Agreement”); and

WHEREAS, Assignors are desirous of further securing to Assignee the repayment of the Secured Obligations and the performance of the other terms, covenants and agreements contained herein and in the Loan Agreement, the other Loan Documents and each other document evidencing, securing, guaranteeing and/or relating to the Secured Obligations; and

WHEREAS, as additional security for the payment and performance by Borrower of the Secured Obligations under the Loan Agreement and the other Loan Documents, Assignee has required that each Assignor pledge and assign to Assignee any and all of its respective right, title and interest in, to and under the Key Agreements.

AGREEMENT:

NOW, THEREFORE, in consideration of the extension of the terms of the Secured Obligations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignor and Assignee hereby covenant and agree as follows:

1. To secure payment and performance of the obligations of Assignors in connection with the Secured Obligations, each Assignor does hereby absolutely, unconditionally and irrevocably grant a security interest in, assign, transfer, convey and set over unto Assignee, its successors and assigns, all of such Assignor’s right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising, wherever located, in, to and under (a) the Key Agreements, (b) personal property, including all goods, software, investment property, investment accounts, securities, commodity accounts, securities accounts, money, cash, letters of credit or letter-of-credit rights, supporting obligations, tax refunds, accounts, any and all contract rights, chattel paper (whether tangible or electronic), instruments, documents, general intangibles (including payment intangibles), promissory notes, right to receive proceeds of any insurance, indemnity, warranty or guaranty, deposit accounts and bank accounts, copyrights, trademarks, patents, commercial tort claims, and other rights of any kind (including all rights to receive hydrocarbons or petroleum products, to receive payments of money or to receive other value pursuant to contracts, agreements or other arrangements with other Persons, for the trading, lending, borrowing or exchanging of hydrocarbons or petroleum products in the ordinary course of business), all present and future income, profits, substitutes or replacements of any of the foregoing, in each case as defined in the UCC (hereinafter defined) to the extent applicable, and in each case arising out of or related to the Key Agreements, and (c) all proceeds of any or all of the foregoing (collectively, the “Key Agreement Collateral”), TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.  Moreover, to secure payment and performance of the obligations of Assignors in connection with the Secured Obligations, each Assignor does hereby absolutely, unconditionally and irrevocably assign to Assignee, its successors and assigns, any and all rights that such Assignor may now or hereafter have to terminate the Key Agreement, as provided for therein.  This Assignment shall constitute a security agreement under the Uniform Commercial Code as adopted in the State of Texas (the “UCC”).

2. Upon the occurrence and during the continuance of an Event of Default, Assignee shall be entitled to exercise all remedies provided in the UCC with respect to the security interest granted herein.

3. Concurrently herewith, each Assignor shall cause the Counterparty to execute and deliver to Assignee an “Acknowledgment of Pledge” in the form of Exhibit A annexed hereto, whereby the Counterparty shall consent to the assignment contained in Paragraph 1 hereof.  In addition, Assignee shall endeavor to deliver written notice to the Counterparty of any subsequent assignment, which shall include the subsequent assignee’s name and notice information, provided that the failure to deliver such notice shall not be a default under this Assignment or limit any of Assignee’s rights hereunder.

4. Each Assignor hereby covenants and agrees that such Assignor shall not, without first obtaining Assignee’s or its successor’s or assign’s written consent, convey, assign, sell, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant an option or options with respect to, or otherwise transfer in trust, assign or dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration) any of the Key Agreement Collateral.

5. Each Assignor represents and warrants that: (a) it has the full power, right and authority to assign its interest in the Key Agreement Collateral; (b) it owns its Key Agreement Collateral free and clear of all liens and claims of others and it has not transferred, assigned, granted a security interest in or otherwise encumbered its interest in and to the Key Agreement Collateral other than in favor of Assignee; (c) no security agreement, financing statement or other document is on file or of record in any public office with respect to the Key Agreement Collateral, other than in favor of Assignee; and (d) upon the filing of a UCC financing statement naming such Assignor as debtor and Assignee as secured party, Assignee will have a perfected lien on the Key Agreement Collateral of such Assignor.

6. Each Assignor covenants and agrees with Assignee as follows: (a) it will (i) comply with all terms of the Key Agreements, (ii) deliver to Assignee a copy of any material notice it receives from the Counterparty (including notices alleging default, threatening or declaring termination, or threatening or declaring a loss of capacity), and (iii) not waive or amend any material provision of any Key Agreement or fail to exercise any material right thereunder, if such waiver or amendment could reasonably be expected to impair the value of any Key Agreement or adversely affect the rights and remedies of Assignee under this Assignment, the Key Agreement Collateral; and (b) it will not change the location of its state of organization from the location specified in the caption to this Assignment unless, in conjunction therewith, such Assignor executes and delivers to Assignee such additional UCC financing statements as Assignee shall reasonably request to allow for Assignee’s continued perfected lien on the Key Agreement Collateral.

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7. Each Assignor further covenants and agrees with Assignee that it will at any time and from time to time, upon the written request of Assignee, and at the joint and several expense of Assignors, promptly and duly execute and deliver such further instruments and documents and take such further action as Assignee may reasonably request for the purpose of obtaining or preserving the full benefits of this Assignment and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC.  Each Assignor also hereby authorizes Assignee to file any such financing or continuation statement to the extent permitted by applicable law.  A carbon, photographic or other reproduction of this Assignment shall be sufficient as a financing statement for filing in any jurisdiction.  Additionally, each Assignor further covenants and agrees with Assignee that it will at any time and from time to time, upon the written request of Assignee, promptly and duly execute and deliver any amendment of the Key Agreements as Assignee may reasonably request.

8. This Assignment does not include the delegation to Assignee of any Assignor’s duties, responsibilities or obligations under the Key Agreements, Assignors remaining liable to perform all duties, responsibilities and obligations to be performed by Assignors thereunder, and Assignee shall not have any obligation or liability under the Key Agreements or by reason of or arising out of this Assignment, and each Assignor specifically agrees to indemnify and forever hold Assignee harmless from any claim or liability on account thereof, including, without limitation, attorneys’ fees incurred, except to the extent arising from the fraud, negligence, illegal acts or willful misconduct of Assignee.

9. Assignee’s sole duty with respect to the custody, safekeeping and physical preservation of the Key Agreement Collateral in its possession, under of the UCC or otherwise, shall be to deal with it in the same manner as Assignee deals with similar property for its own account.  Neither Assignee nor any of its members, partners, shareholders, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Key Agreement Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Key Agreement Collateral upon the request of any Assignor or any other Person or to take any other action whatsoever with regard to the Key Agreement Collateral or any part thereof.  The powers conferred on Assignee hereunder are solely to protect Assignee’s interests in the Key Agreement Collateral and shall not impose any duty upon Assignee to exercise any such powers.  Assignee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its members, partners, shareholders, officers, directors, employees or agents shall be responsible to any Assignor or any other Person for any act or failure to act hereunder.

10. Any notices required to be given under this Assignment shall be given in the manner provided in Section 8.2 of the Loan Agreement (or the LE Loan Agreement, in the case of Lazarus Energy) at such Assignor’s address specified on the signature page hereto. All such notices and communications shall be effective when delivered, except, such notices and communications to Assignee shall not be effective until received by Assignee.

11. This Assignment may not be modified, amended or terminated except by a written agreement executed by all of the parties hereto.

12. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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13. Assignee shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default (or any Event of Default under the LE Loan Agreement) or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of Assignee any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by Assignee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Assignee otherwise has on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singularly or concurrently and are not exclusive of any rights or remedies provided by law.

14. The parties hereto hereby notify the Counterparty of this Assignment and the security interests granted to Assignee hereunder.

15. THIS ASSIGNMENT SHALL BE DEEMED A CONTRACT UNDER, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS.

16. EACH ASSIGNOR HEREBY AGREES THAT ANY SUIT OR PROCEEDING ARISING IN RESPECT OF THIS ASSIGNMENT, OR ANY OF THE MATTERS CONTEMPLATED HEREBY OR THEREBY WILL BE, SUBJECT TO THE OTHER PROVISIONS OF THIS SECTION 16, TRIED WITHIN HARRIS COUNTY, TEXAS IN ANY OF THE LOCAL, STATE OR FEDERAL COURTS LOCATED THEREIN (OR IN ANY COURT HAVING JURISDICTION OVER APPEALS FROM ANY SUCH COURT), AND EACH ASSIGNOR HEREBY AGREES TO SUBMIT TO THE JURISDICTION OF, AND VENUE IN, SUCH COURT. EACH ASSIGNOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LEGAL REQUIREMENT. EACH ASSIGNOR HEREBY AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO THE APPLICABLE PARTIES WILL BE EFFECTIVE SERVICE OF PROCESS AGAINST ANY ASSIGNOR FOR ANY ACTION OR PROCEEDING RELATING TO ANY SUCH DISPUTE. EACH ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT IN ANY COURT REFERRED TO IN THIS SECTION 16. EACH ASSIGNOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, THE DEFENSE OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. WITHOUT LIMITATION OF THE FOREGOING, NOTHING HEREIN SHALL BE DEEMED TO IMPAIR THE RIGHT OF AGENT, ON BEHALF OF ITSELF, THE OTHER SECURED PARTIES, AND THEIR RESPECTIVE AFFILIATES (AND ONLY SUCH PERSONS, ASSIGNORS, ANY OF ITS SUBSIDIARIES, OR ANY OTHER PERSONS) TO BRING PROCEEDINGS IN THE COURTS OF ANY OTHER APPLICABLE JURISDICTIONS WHERE ANY OF THE COLLATERAL MAY BE LOCATED, OR TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENTS.

17. This Assignment shall terminate without further action by any Person upon the payment in full of the Secured Obligations and termination of all of Lender’s commitments under the Loan Agreement and the LE Loan Agreement. Upon such termination, all collateral assignments, liens, security interests, transfers and assignments conveyed hereunder shall terminate and be released and reconveyed, as applicable, to the applicable Assignor, and Assignee will at Assignors’ joint and several expense execute and deliver such documents and instruments and take such actions to evidence and effectuate the foregoing.

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18. This Assignment shall be binding upon and shall inure to the benefit of Assignors and Assignee and their respective successors and permitted assigns.

19. This Assignment may be executed in any number of counterparts each of which shall be an original, but all of which shall constitute one instrument.

20. All references to “Assignee” hereunder shall be deemed to include the successors and assigns of Assignee and the parties hereto acknowledge that actions taken by Assignee hereunder may be taken by Assignee’s agents and by the agents of the successors and assigns of Assignee.

21. Each Assignor hereby acknowledges that Counterparty has also collaterally assigned and granted a lien and security interest in its rights, title and interest in and to the Key Agreement Collateral pursuant to that certain Security Agreement dated as of the date hereof, made by Borrower in favor of Assignee (the “Security Agreement”).  By its signature below, each Assignor further agrees with Assignee that all of the provisions of Exhibit A to this Assignment are hereby incorporated into this Assignment as if set forth in this Section 21, mutatis mutandis, except that (a) references to such Assignor in such Exhibit shall be references to Borrower, (b) references to the undersigned in such Exhibit A shall be references to each such Assignor, (c) references to the Assignment shall be references to the Security Agreement, (d) references to the Acknowledgement shall be references to this Section 21, and (e) each Assignor acknowledges having received a copy of the Security Agreement.

22. Each Assignor hereby acknowledges that the other Assignor has also collaterally assigned and granted a lien and security interest in its rights, title and interest in and to the Key Agreement Collateral pursuant to this Assignment.  By its signature below, each Assignor further agrees with Assignee that all of the provisions of Exhibit A to this Assignment are hereby incorporated into this Assignment as if set forth in this Section 22, mutatis mutandis, except that (a) references to such Assignor in such Exhibit shall be references to the other Assignor, (b) references to undersigned in such Exhibit A shall be references to such Assignor, and (c) references to the Acknowledgement shall be references to this Section 22.

23. As used herein, the “Secured Obligations” shall mean (i) the Obligations (as defined in  the Loan Agreement) including without limitation, indebtedness evidenced by that certain promissory note of even date herewith executed by Debtor payable to the order of Lender in the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (as the same may be amended, restated, or otherwise modified from time to time, the “Note”); and (ii) the Obligations (as defined in the LE Loan Agreement) including without limitation, indebtedness evidenced by that certain promissory note dated June 22, 2015, executed by Lazarus Energy payable to the order of Lender in the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (as the same may be amended, restated, or otherwise modified from time to time, the “LE Note”), together with any and all present or future indebtedness, liabilities, and obligations of the Debtor or Lazarus Energy to Lender of any kind and however evidenced, originally contracted with Lender or with another or others, or in which Lender may have or hereafter acquire a participating interest, direct or indirect, matured or not matured, absolute or contingent, and in any and all amendments, extensions, modifications, and renewals of any of the same. The term “Secured Obligations” shall also include, and Debtor hereby agrees to pay, any and all attorneys’ fees, costs, and expenses incurred by Lender in the collection or enforcement of any of the Secured Obligations and the perfection, preservation, and enforcement of its rights and remedies hereunder and its security interest in the Collateral.

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IN WITNESS WHEREOF, Assignors and Assignee have duly executed this Collateral Assignment of Key Agreement as of the day and year first written above.

ASSIGNOR:

Address: 801 Travis, Suite 2100 Houston, Texas 77002 Attention: Jonathan Pitts Carroll, Sr. Telecopy No.: 866-804-9066	LAZARUS MARKETING & REFINING, LLC a Delaware limited liability company By: __________________________ Name: Jonathan Pitts Carroll, Sr. Title: President
Address: 801 Travis, Suite 2100 Houston, Texas 77002 Attention: Jonathan Pitts Carroll, Sr. Telecopy No.: 866-804-9066	LAZARUS ENERGY a Delaware limited liability company By: __________________________ Name: Jonathan Pitts Carroll, Sr. Title: President

Signature Page to
Collateral Assignment of Key Agreements

ASSIGNEE:

SOVEREIGN BANK,

By: __________________________ Name: Title:

Signature Page to
Collateral Assignment of Key Agreements

EXHIBIT A

ACKNOWLEDGMENT OF PLEDGE OF KEY AGREEMENT

December 4, 2015

The undersigned hereby acknowledges and consents to the execution and delivery to SOVEREIGN BANK (“Assignee”), whose address is 17950 Preston Road, Suite 500

Dallas, Texas 75252, by LAZARUS REFINING & MARKETING, LLC, a Delaware limited liability company, whose address is 801 Travis, Suite 2100, Houston, Texas 77002 (“Borrower”), and LAZARUS ENERGY LLC, a Delaware limited liability company, whose address is 801 Travis, Suite 2100, Houston, Texas 77002 (“Lazarus Energy”, and together with Borrower each an “Assignor” and collectively “Assignors”), of that certain Collateral Assignment of Key Agreements dated of even date herewith (the “Assignment”), as collateral security for the payment and performance by each Assignor of each and all of the “Secured Obligations” under and defined in the Assignment, and the assignment and pledge thereby to Assignee of all of Assignors’ right, title and interest in, to and under the Key Agreement Collateral (as defined in the Assignment).  All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Assignment, a fully executed copy of which is appended hereto as Schedule A and made a part hereof.

The undersigned shall document the pledge of the Key Agreement Collateral to Assignee in accordance with its normal business practices and agrees not to consent to any modification, amendment, transfer or assignment of the Key Agreement Collateral without the prior written consent of Assignee.  The undersigned represents and warrants that the undersigned does not have any claim, right of offset, or counterclaim against Assignors under or with respect to the Key Agreement Collateral, and Assignors are not in default under the Key Agreements.

Notwithstanding the security interests of Assignee in the Key Agreement Collateral, Assignee shall have no obligation or liability whatsoever to the undersigned, or any member or manager thereof, or any creditor or other Person having any relationship, contractual or otherwise, with the undersigned, nor shall Assignee be obligated to perform any of the obligations or duties of any Assignor under the Key Agreements or to take any action to collect or enforce any claim for payment due to any Assignor arising thereunder, unless Assignee has assumed the obligations of such Assignor under the Key Agreement Collateral.  The provisions of this Acknowledgment of Pledge of Key Agreement (this “Acknowledgment”) shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

The undersigned hereby agrees that, upon notice by Assignee to the Counterparty that an Event of Default has occurred and is continuing under the Loan Agreement dated as of December 4, 2015, among Borrower, as borrower, Assignee, as lender, and the “Guarantors” parties thereto (the “Loan Agreement”) or the “LE Loan Agreement” as defined in the Loan Agreement, and until such time as such notification is rescinded, Assignee shall have the sole and exclusive right to exercise all of Assignors’ powers of ownership pertaining to the Key Agreement, except as otherwise provided herein.  The undersigned agrees that it shall not amend or modify the Key Agreements without the prior written consent of Assignee, its successors or assigns.

The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts, as may be reasonably requested by Assignee to carry out and effect the terms of the Assignment and this Acknowledgment of Pledge.

This Acknowledgment is being granted to and for the sole benefit of Assignee, and any permitted successors and/or permitted assigns of Assignee.  The undersigned hereby consents to the sale or transfer by Assignee of each Assignor’s rights under the Key Agreements, including any sale, assignment, transfer or other disposition of such Assignor’s rights under the Key Agreements in connection with the exercise of any foreclosure rights or other default remedies under the Loan Agreement.

This Acknowledgment may be delivered by facsimile or electronic transmission.  Any delivery by facsimile or electronic transmission will be deemed an original, can be relied upon as if it were an original and to the same extent as if it were an original, and will be admissible in any legal proceeding as the best evidence of the document and to the same extent as if it were an original.

This Acknowledgment is being given to induce Assignee to accept the Assignment and with the understanding that Assignee will rely hereon.

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IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment of Pledge of Key Agreement to be duly executed and delivered.

Dated as of the date first written above.

LAZARUS ENERGY LLC

By: Blue Dolphin Energy Company, its sole member

By: ________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

ADDRESS:

801 Travis Street, Suite 2100
Houston, Texas 77002
Attn: Jonathan Pitts Carroll, Sr.
Telecopy No.: 866-804-9066

LAZARUS REFINING & MARKETING, LLC

By: Blue Dolphin Energy Company, its sole member

By: ________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

ADDRESS:

801 Travis Street, Suite 2100
Houston, Texas 77002
Attn: Jonathan Pitts Carroll, Sr.
Telecopy No.: 866-804-9066